TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

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Transamerica Developing Markets Equity

Effective on or about March 1, 2014, the information in the Prospectus and Summary Prospectus under the section entitled “Investment Objective” is deleted and replaced with the following:

Seeks capital appreciation.

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Transamerica Global Allocation

The following information supplements and amends information concerning Transamerica Global Allocation:

The Board of Trustees of Transamerica Funds has approved the liquidation of Transamerica Global Allocation and its wholly owned Cayman Islands subsidiary effective on or about May 1, 2014. Effective April 14, 2014, purchases of shares in Transamerica Global Allocation will no longer be accepted.

In order to achieve an orderly liquidation, the fund may depart from its stated investment objective and policies and may hold a significant portion of total assets in cash, U.S. Government securities and other short-term debt instruments.

Effective on or about May 1, 2014, Transamerica Global Allocation is deleted in its entirety from the Class I2 Prospectus and the Statement of Additional Information.

Effective on or about May 1, 2014, references to Transamerica Global Allocation are deleted from the section entitled “List and Description of Certain Underlying Funds” in the Retail Prospectus.

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Transamerica Large Cap Growth

The following information supplements and amends information concerning Transamerica Large Cap Growth:

The Board of Trustees of Transamerica Funds has approved the liquidation of Transamerica Large Cap Growth effective on or about March 1, 2014. Effective February 10, 2014, purchases of shares in Transamerica Large Cap Growth will no longer be accepted. Prior to the fund’s liquidation, shareholders may exchange their fund shares for shares of the same class of another series of Transamerica Funds. Redemption of shares of Transamerica Large Cap Growth will not be subject to contingent deferred sales charges starting on February 10, 2014.

In order to achieve an orderly liquidation, the fund may depart from its stated investment objective and policies and may hold a significant portion of total assets in cash, U.S. Government securities and other short-term debt instruments.

Effective on or about March 1, 2014, Transamerica Large Cap Growth is deleted in its entirety from the Retail and Class I2 Prospectuses and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

January 29, 2014